Exhibit 99.(27)(p)

POWER OF ATTORNEY

I, Greg Boyko, Director of Aspida Life Insurance Company (the “Company”), do hereby appoint (1) Taiesha L. McBroom, Chief Legal Officer & Corporate Secretary of the Company, and (2) Lou Hensley, Chief Executive Officer & President of the Company, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the Aspida DreamPath Annuity individual single premium deferred index-linked annuity contracts, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2024.

/s/ Greg Boyko
Greg Boyko
Director
Aspida Life Insurance Company

POWER OF ATTORNEY

I, Linda Forte, Director of Aspida Life Insurance Company (the “Company”), do hereby appoint (1) Taiesha L. McBroom, Chief Legal Officer & Corporate Secretary of the Company, and (2) Lou Hensley, Chief Executive Officer & President of the Company, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the Aspida DreamPath Annuity individual single premium deferred index-linked annuity contracts, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2024.

/s/ Linda Forte
Linda Forte
Director
Aspida Life Insurance Company

POWER OF ATTORNEY

I, Lou Hensley, Director and Chief Executive Officer & President of Aspida Life Insurance Company (the “Company”), do hereby appoint (1) Taiesha L. McBroom, Chief Legal Officer & Corporate Secretary of the Company, and (2) Frank Cias, Associate General Counsel of the Company, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the Aspida DreamPath Annuity individual single premium deferred index-linked annuity contracts, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2024.

/s/ Lou Hensley
Lou Hensley
Director and Chief Executive Officer & President
Aspida Life Insurance Company

POWER OF ATTORNEY

I, Ryan Myrick, Director of Aspida Life Insurance Company (the “Company”), do hereby appoint (1) Taiesha L. McBroom, Chief Legal Officer & Corporate Secretary of the Company, and (2) Lou Hensley, Chief Executive Officer & President of the Company, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the Aspida DreamPath Annuity individual single premium deferred index-linked annuity contracts, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2024.

/s/ Ryan Myrick
Ryan Myrick
Director
Aspida Life Insurance Company

POWER OF ATTORNEY

I, David Reilly, Director of Aspida Life Insurance Company (the “Company”), do hereby appoint (1) Taiesha L. McBroom, Chief Legal Officer & Corporate Secretary of the Company, and (2) Lou Hensley, Chief Executive Officer & President of the Company, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration of the Aspida DreamPath Annuity individual single premium deferred index-linked annuity contracts, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2024.

/s/ David Reilly
David Reilly
Director
Aspida Life Insurance Company